Subsequent Events	9 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
NOTE 11. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than stated below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed consolidated financial statements.
Subsequent to March 31, 2026, the Company received approximately $64.6 million in net proceeds from the sale of 10,381,000 shares of its common stock pursuant to the Equity Facility that was predominantly used to purchase HYPE tokens.